Exhibit (a)(I)(iv)

AMENDED AND RESTATED LETTER OF TRANSMITTAL

OFFER TO EXCHANGE

Offer to Exchange

Shares of Common Stock for

any and all shares of

5.375% Series B Cumulative Convertible Preferred Stock

(CUSIP No. 382410 603),

10.00% Series C Cumulative Preferred Stock

(CUSIP No. 382410 702),

9.75% Series D Cumulative Preferred Stock

(CUSIP No. 382410 884), and

10.00% Series E Cumulative Convertible Preferred

(CUSIP No. 382410 850)

of

Goodrich Petroleum Corporation

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 24, 2016 UNLESS EXTENDED (SUCH DATE AND TIME FOR EACH EXCHANGE OFFER, AS MAY BE EXTENDED, THE “EXPIRATION DATE”). TENDERS MAY NOT BE WITHDRAWN AFTER THE SHARES OF PREFERRED STOCK HAVE BEEN ACCEPTED FOR EXCHANGE.

THE EXCHANGE AGENT FOR THE EXCHANGE OFFERS IS:

American Stock Transfer & Trust Company, LLC

By Mail	By Facsimile Transmission:
(Registered or Certified Mail Recommended):
American Stock Transfer & Trust Company, LLC	(718) 234-5001
Attn: Reorganization Department	To Confirm Via Phone:
6201 15th Avenue	(for Eligible Institutions only):
Brooklyn, New York 11219	(877) 248-6417

THE INFORMATION AGENT FOR THE EXCHANGE OFFERS IS:

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

(888) 607-6511 (TOLL FREE)

DELIVERY OF THIS LETTER TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. PLEASE DO NOT DELIVER THIS LETTER OR SHARES OF PREFERRED STOCK (AS DEFINED BELOW) TO ANYONE OTHER THAN THE EXCHANGE AGENT.

Capitalized terms used but not defined herein shall have the same meanings given to them in the Offer to Exchange (as defined below).

The undersigned acknowledges that he or she has received the Offer to Exchange dated January 26, 2016, as amended and restated on February 5, 2016 (as it may be further supplemented and amended from time to time, the “Offer to Exchange”), of Goodrich Petroleum Corporation, a Delaware corporation (the “Company”), and this Amended and Restated Letter of Transmittal (the “Letter”), which together constitute the Company’s offers to exchange (collectively, the “Exchange Offers”) any and all of the shares of the Company’s outstanding 5.375% Series B Cumulative Convertible Preferred Stock (the “Series B Preferred Stock”), any and all of the depositary shares representing the Company’s outstanding 10.00% Series C Cumulative Preferred Stock (such depositary shares, the “Series C Preferred Stock”), any and all of the depositary shares representing the Company’s outstanding 9.75% Series D Cumulative Preferred Stock (such depositary shares, the “Series D Preferred Stock”) and any and all of the depositary shares representing the Company’s outstanding 10.00% Series E Cumulative Convertible Preferred Stock (such depositary shares, the “Series E Preferred Stock” and, together with the Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, the “Existing Preferred Stock”) for newly issued shares of our common stock, par value $0.20 per share (the “Common Stock”).

In exchange for each share of Existing Preferred Stock properly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on February 24, 2016 (such time and date, as the same may be extended, the “Expiration Date”), and accepted by the Company, participating holders of (i) Series B Preferred Stock will receive 8.899 shares of Common Stock per share of Series B Preferred Stock, (ii) Series C Preferred Stock will receive 4.449 shares of Common Stock per share of Series C Preferred Stock, (iii) Series D Preferred Stock will receive 4.449 shares of Common Stock per share of Series D Preferred Stock and (iv) Series E Preferred Stock will receive 5.188 shares of Common Stock per share of Series E Preferred Stock (collectively referred to as the “Tender Consideration”).

The Exchange Offers are conditioned upon, among other things, (i) our common shareholders approving an amendment to our Restated Certificate of Incorporation increasing the number of authorized shares of our Common Stock to 400 million, (ii) holders of an aggregate of at least a majority of the shares (in the case of our Series B Preferred Stock) and depositary shares (in the case of our Series C Preferred Stock, our Series D Preferred Stock and our Series E Preferred Stock) outstanding as of the date of the Offer to Exchange either (a) properly tendering (and not validly withdrawing) their shares or depositary shares, as applicable, of Existing Preferred Stock in the Preferred Exchange Offers, or voluntarily converting their Existing Preferred Stock into Common Stock in accordance with the terms thereof (including any such voluntary conversions that occurred after December 31, 2015) or (b) having the shares of Existing Preferred Stock converted into Common Stock pursuant to the Company’s exercise of the mandatory conversion provision of the applicable Certificate of Designation if certain amendments to the applicable Certificate of Designation providing for the Company’s mandatory conversion right are approved by the Company’s shareholders, (iii) there shall have not been instituted, threatened in writing or be pending any action or proceeding before or by any court, governmental, regulatory or administrative agency or instrumentality, or by any other person, in connection with the Exchange Offers, that is, or is reasonably likely to be, in our reasonable judgment, materially adverse to our business, operations, properties, condition, assets, liabilities or prospects, or which would or might, in our reasonable judgment, prohibit, prevent, restrict or delay consummation of the Exchange Offers or materially impair the contemplated benefits to us (as set forth under “— Purpose of the Recapitalization Plan, including the Exchange Offers”) of the Exchange Offers, (iv) no order, statute, rule, regulation, executive order, stay, decree, judgment or injunction shall have been proposed, enacted, entered, issued, promulgated, enforced or deemed applicable by any court or governmental, regulatory or administrative agency or instrumentality that, in our reasonable judgment, would or would be reasonably likely to prohibit, prevent, restrict or delay consummation of the Exchange Offers or materially impair the contemplated benefits to us of the Exchange Offers, or that is, or is reasonably likely to be, materially adverse to our business, operations, properties, condition, assets, liabilities or prospects, (v) there shall have not occurred or be reasonably likely to occur any material adverse change to our business, operations, properties, condition, assets, liabilities, prospects or financial affairs, (vi) there shall have not occurred (a) any general suspension of, or limitation on prices for, trading in securities in U.S. securities or financial markets, (b) any material adverse change in the price of our Common Stock in U.S. securities or financial markets, (c) a declaration of a banking moratorium or any suspension of payments in respect to banks in the United States (d) any limitation (whether or not mandatory) by any government or governmental, regulatory or administrative authority, agency or instrumentality, domestic or foreign, or other event that, in our reasonable judgment, would or would be reasonably likely to affect the extension of credit by banks or other lending institutions or (e) a commencement or significant worsening of a war or armed hostilities or other national or international calamity, including but not limited to, catastrophic terrorist attacks against the United States or its citizens and (vii) our acceptance of Existing Preferred Stock tendered pursuant to the Exchange Offers. See “The Exchange Offers — Conditions to the Exchange Offers” for a complete description of the conditions of the Exchange Offers.

This Letter is to be completed by holders of shares of Existing Preferred Stock (“Holders”) if certificated shares are being tendered or if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offers — Procedures for Tendering Preferred Stock” in the Offer to Exchange and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offers. The Company will accept shares of Existing Preferred Stock for exchange tendered pursuant to the Exchange Offers (i) in certificated form only if the tender complies with Instruction 1 below or (ii) through ATOP only after the exchange agent identified on the first page of this Letter (the “Exchange Agent”) timely receives, prior to the expiration of the Exchange Offers, (a) a timely book-entry confirmation that the shares of Existing Preferred Stock have been transferred into the Exchange Agent’s account at The Depository Trust Company (“DTC”); and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. The term “agent’s message” means a message, transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express acknowledgment from a participant of DTC tendering shares of Existing Preferred Stock that are the subject of the book-entry confirmation that the participant has received and agrees to be bound by the terms of this Letter, and that the Company may enforce that agreement against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The Company reserves the right, at any time, or from time to time, to extend any of the Exchange Offers and to amend any of the terms and conditions of any of the Exchange Offers at its discretion.

Please read this entire Letter and the Offer to Exchange carefully before checking any box below. The instructions included in this Letter must be followed.

YOU MUST SIGN THIS LETTER IN THE APPROPRIATE SPACE PROVIDED BELOW, WITH SIGNATURE GUARANTEE IF REQUIRED AND COMPLETE THE ATTACHED IRS FORM W-9 OR THE APPLICABLE IRS FORM W-8.

The undersigned has completed the box below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offers.

List in the table provided below the shares of Existing Preferred Stock to which this Letter relates. If the space provided below is inadequate, list the information requested above on a separate signed schedule and attach that schedule to this Letter.

TENDERING HOLDERS COMPLETE THIS BOX:

DESCRIPTION OF SERIES B PREFERRED STOCK (CUSIP NO. 382410 603)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Shares of Series B Preferred Stock	Number of Shares of Series B Preferred Stock Tendered**

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the shares of Series B Preferred Stock indicated in column 2.

The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificates representing shares of Series B Preferred Stock tendered hereby.

DESCRIPTION OF SERIES C PREFERRED STOCK (CUSIP NO. 382410 702)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Shares of Series C Preferred Stock	Number of Shares of Series C Preferred Stock Tendered**

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the shares of Series C Preferred Stock indicated in column 2.

The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificates representing shares of Series C Preferred Stock tendered hereby.

DESCRIPTION OF SERIES D PREFERRED STOCK (CUSIP NO. 382410 884)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Shares of Series D Preferred Stock	Number of Shares of Series D Preferred Stock Tendered**

*	Need not be completed by Holders tendering by book-entry transfer.
**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the shares of Series D Preferred Stock indicated in column 2.

The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificates representing shares of Series D Preferred Stock tendered hereby.

DESCRIPTION OF SERIES E PREFERRED STOCK (CUSIP NO. 382410 850)	1	2	3
Name(s) and Address(es) of Registered Holder(s)	Certificate Number(s)*	Aggregate Number of Shares of Series E Preferred Stock	Number of Shares of Series E Preferred Stock Tendered**

*	Need not be completed by Holders tendering by book-entry transfer.

**	Unless otherwise indicated in this column, a Holder will be deemed to have tendered ALL of the shares of Series E Preferred Stock indicated in column 2.

The certificate numbers, names and addresses of the Holders should be printed exactly as they appear on the certificates representing shares of Series E Preferred Stock tendered hereby.

☐	CHECK HERE IF TENDERED SHARES OF PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE RELEVANT ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account Number	Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offers (and if the Exchange Offers are extended or amended, the terms of any such extension or amendment), the undersigned hereby tenders to the Company the above described shares of Existing Preferred Stock in exchange for the Tender Consideration. Subject to, and effective upon, the acceptance for exchange of the shares of Existing Preferred Stock tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to such shares of Existing Preferred Stock as are being tendered hereby.

The undersigned understands that the undersigned’s tender of shares of Existing Preferred Stock pursuant to any of the procedures described in the Offer to Exchange and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company. By properly tendering any Existing Preferred Stock, the undersigned understands that it will waive any right to receive accrued but unpaid dividends on such security.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the undersigned’s true and lawful agent and attorney-in-fact with respect to such shares of Existing Preferred Stock, with full power of substitution, among other things, to cause the shares of Existing Preferred Stock to be assigned, transferred and exchanged. The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the shares of Existing Preferred Stock and to acquire the Tender Consideration issuable upon the exchange of such shares of Existing Preferred Stock and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same is accepted by the Company. Further, in the case of a tender of shares of the Series C Preferred Stock or the Series B Preferred Stock, the undersigned represents and warrants that (a) the undersigned has a net long position in the shares being tendered pursuant to the Exchange Offers within the meaning of Rule 14e-4 under the Exchange Act, and (b) the tender of such shares complies with Rule 14e-4.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares of Existing Preferred Stock tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the section entitled “The Exchange Offers — Withdrawal Rights” of the Offer to Exchange and Instruction 10 below.

The undersigned hereby represents and warrants that it is not prohibited from selling to or otherwise doing business with “U.S. Persons” and “persons subject to the jurisdiction of the United States” by any of the regulations of the U.S. Department of Treasury Office of Foreign Assets Control, pursuant to 31 C.F.R. Chapter V, or any legislation or executive orders relating thereto.

THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “TENDERING HOLDERS COMPLETE THIS BOX” ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF EXISTING PREFERRED STOCK AS SET FORTH IN THE SECTIONS ABOVE.

Unless otherwise indicated herein in the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, please issue and deliver the Tender Consideration issued in exchange for the shares of Existing Preferred Stock accepted for exchange, and return any shares of Existing Preferred Stock not tendered or not accepted, in the name(s) of the undersigned (or credit such shares of Existing Preferred Stock to the undersigned’s account at DTC, as applicable). If the Tender Consideration is to be issued to a person other than the person(s) signing this Letter, or if the Tender Consideration is to be deposited to an account different from the accounts of the person(s) signing this Letter, the appropriate boxes of this Letter should be completed. If shares of Existing Preferred Stock are surrendered by Holder(s) that have completed either the box entitled “Special Issuance Instructions” or “Special Delivery Instructions” below, signature(s) on this Letter must be guaranteed (see Instruction 2). The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” or “Special Delivery Instructions” to transfer or deliver any shares of Existing Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the shares of Existing Preferred Stock so tendered for exchange.

The undersigned understands that the delivery and surrender of the shares of Existing Preferred Stock are not effective, and the risk of loss of the shares of Existing Preferred Stock does not pass to the Exchange Agent, until receipt, on or prior to the Expiration Date, by the Exchange Agent of (a) a timely book-entry confirmation that shares of Existing Preferred Stock have been transferred into the Exchange Agent’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. All questions as to the form of all documents and the validity (including the time of receipt) and acceptance of tenders and withdrawals of shares of Existing Preferred Stock will be determined by the Company, in its sole discretion, which determination shall be final and binding.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY (i) if shares of Existing preferred Stock in an amount not tendered, Tender Consideration issued in exchange for shares of Existing Preferred Stock accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) if shares of Existing Preferred Stock tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than to the account indicated above.

Issue    ☐  Tender Consideration to:

              ☐  unexchanged shares of Existing Preferred Stock to:

(check as applicable)

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Complete IRS Form W-9 or applicable IRS Form W-8 (available from the Exchange Agent or on the IRS website at www.irs.gov))

Credit the following delivered by book-entry transfer to the DTC account set forth below.

             ☐  Tender Consideration:

              ☐  unexchanged shares of Existing Preferred Stock:

(check as applicable)

(DTC Account Number, if applicable)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3 and 4)

To be completed ONLY (i) if shares of Existing preferred Stock in an amount not tendered, or Tender Consideration issued in exchange for shares of Existing Preferred Stock accepted for exchange, are to be delivered to someone other than the registered Holder of the shares of Existing Preferred Stock whose name(s) appear(s) above, or such registered Holder at an address other than that shown above.

Deliver☐  Tender Consideration to:

               ☐  unexchanged shares of Existing Preferred Stock to:

(check as applicable)

Name(s)

(Please Type or Print)

(Please Type or Print)

Address

(Including Zip Code)

(Complete IRS Form W-9 or applicable IRS Form W-8 (available from the Exchange Agent or on the IRS website at www.irs.gov))

IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

PLEASE SIGN HERE

(TO BE COMPLETED BY ALL TENDERING HOLDERS)

(Complete IRS Form W-9 or applicable IRS Form W-8 (available from the Exchange Agent or on the IRS website at www.irs.gov))

                                                                                                                                                                                            , 2015

                                                                                                                                                                                            , 2015

(Signature(s) of (Owners(s))                                                                 (Date)

Area Code and

Telephone Number:

If a Holder is tendering any shares of Existing Preferred Stock, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the shares of Existing Preferred Stock or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 2.

Name(s):

(Please Type or Print)

Capacity (full title):

Address:
(Including Zip Code)

Tax Identification or Social Security Number:

SIGNATURE GUARANTEE (If required by Instruction 2)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name and Firm)

Dated:	, 2015

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter; No Guaranteed Delivery Procedures. This Letter is to be completed by Holders of shares of Existing Preferred Stock if tenders are to be made (i) with certificated shares or (ii) pursuant to the procedures for tender by book-entry transfer set forth under “The Exchange Offers — Procedures for Tendering Preferred Stock” in the Offer to Exchange and an agent’s message (as defined below) is not delivered. There are no guaranteed delivery procedures provided for by the Company in conjunction with the Exchange Offers. In the case of tenders through ATOP the Company will accept shares of Existing Preferred Stock for exchange pursuant to the Exchange Offers only after the Exchange Agent timely receives, prior to the Expiration Date, (a) a timely book-entry confirmation that shares of Existing Preferred Stock have been transferred into the Exchange Agent’s account at DTC; and (b) a properly completed and duly executed Letter and all other required documents or a properly transmitted agent’s message. In the case of tenders of certificated shares, the Company will accept such shares only after the Exchange Agent receives, prior to the Expiration Date, (a) such certificates and (b) a properly completed and duly executed Letter and all other required documents.

THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

The delivery of the Existing Preferred Stock and all other required documents will be deemed made only when confirmed by the Exchange Agent.

See “The Exchange Offers” section of the Offer to Exchange.

2. Signatures on this Letter; Stock Powers and Endorsements; Guarantee of Signatures. If this Letter is signed by the registered Holder of the shares of Existing Preferred Stock tendered hereby, the signature must correspond exactly with the name as it appears on the certificate representing such shares (and otherwise on a security position listing as the Holder of such shares of Existing Preferred Stock in the DTC system) without any change whatsoever.

If any tendered shares of Existing Preferred Stock are owned of record by two or more joint owners, all of such owners must sign this Letter.

If any tendered shares of Existing Preferred Stock are registered in different names, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations.

When this Letter is signed by the registered Holder(s) of the shares of Existing Preferred Stock specified herein and tendered hereby, no separate stock powers are required. If, however, the Tender Consideration is to be issued to a person other than the registered Holder, then separate stock powers are required.

If this Letter or any stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

Signatures on stock powers required by this Instruction 2 must be guaranteed by a firm which is a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the NYSE Medallion Signature Program or the Stock Exchanges Medallion Program (each an “Eligible Institution”).

Signatures on this Letter need not be guaranteed by an Eligible Institution, provided the shares of Existing Preferred Stock are tendered: (i) by a registered Holder of shares of Existing Preferred Stock (including any participant in the DTC system whose name appears on a security position listing as the Holder of such shares of Existing Preferred Stock) who has not completed the box entitled either “Special Issuance Instructions” or “Special Delivery Instructions” on this Letter, or (ii) for the account of an Eligible Institution.

3. Special Issuance and Delivery Instructions. If Tender Consideration and/or unexchanged shares of Existing Preferred Stock are to be issued in the name of a person other than the signer of this Letter, or if Tender Consideration and/or unexchanged shares of Existing Preferred Stock are to be sent to someone other than the signer of this Letter or to an address other than that of the signer of this Letter, the appropriate boxes on this Letter should be completed. Certificates for shares of Existing Preferred Stock not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated by the signer maintained at DTC. If no such instructions are given, such shares of Existing Preferred Stock not exchanged will be credited to the proper account maintained at DTC. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated.

4. Important Tax Information. Under current U.S. federal income tax law, a Holder whose tendered shares of Existing Preferred Stock are accepted for exchange may be subject to backup withholding unless the Holder provides the Exchange Agent with either (i) such Holder’s correct taxpayer identification number (“TIN”) on the attached Internal Revenue Service (“IRS”) Form W-9, certifying that the TIN provided on IRS Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (B) the IRS has notified the Holder that he or she is no longer subject to backup withholding; or (ii) an adequate basis for exemption from backup withholding. If such Holder is an individual, the TIN is such Holder’s social security number. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to certain penalties imposed by the IRS. See “IRS Form W-9 — Request for Taxpayer Identification Number and Certification” for additional instructions.

Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on IRS Form W-9 and sign, date and return the IRS Form W-9 to the Exchange Agent. See “IRS Form W-9 — Request for Taxpayer Identification Number and Certification” for additional instructions.

A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP, as applicable, (available from the Exchange Agent or on the IRS website at www.irs.gov) signed under penalty of perjury, attesting to the Holder’s exempt status.

If backup withholding applies, the applicable withholding agent may be required to backup withhold 28 percent (or such other rate specified by the Internal Revenue Code of 1986, as amended (the “Code”)) of the amount of any payments made to the Holder or other payee. Backup withholding is not an additional income tax. If the required information is furnished to the IRS in a timely manner, the income tax liability of persons subject to federal income tax backup withholding may be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, the Holder may obtain a refund from the IRS provided the required information is timely provided to the IRS.

NOTE: FAILURE TO COMPLETE AND RETURN THE ATTACHED IRS FORM W-9, OR APPLICABLE IRS FORM W-8 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFERS.

5. FIRPTA Withholding. As described in the Offer to Exchange (see “Certain United States Federal Income Tax Consequences”), withholding of 10% of the amount realized will be imposed on a Non-U.S. Holder (including, for this purpose, a foreign partnership) whose ownership of Series B Preferred Stock or Series E Preferred Stock exceeds a certain threshold (the “FIRPTA Withholding”). In order to avoid the FIRPTA

Withholding, (1) each U.S. Holder (including a U.S. Holder who is exempt from backup withholding) must submit a properly completed IRS Form W-9, as described above, and (2) each Non-U.S. Holder (including, for this purpose, foreign partnerships) must submit the enclosed FIRPTA Certificate certifying that such Non-U.S. Holder’s ownership of the Series B Preferred Stock or Series E Preferred Stock has not exceeded the requisite threshold. If a Non-U.S. Holder of Series B Preferred Stock or Series E Preferred Stock is unable to make the certification on the FIRPTA Certificate, such holder should contact their tax advisor regarding the potential availability of alternative methods for avoiding withholding.

6. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the transfer of shares of Existing Preferred Stock to it or its order pursuant to the Exchange Offers, provided that such transfer taxes will not be considered to include income taxes, franchise taxes, or any other taxes that are not occasioned solely by the transfer of the Existing Preferred Stock. If, however, any shares of Existing Preferred Stock not tendered or accepted for exchange are to be delivered to, or is to be issued in the name of, any person other than the registered Holder of such shares of Existing Preferred Stock, any shares of common stock are to be delivered to, or issued in the name of any person other than the registered Holder of the shares of Existing Preferred Stock tendered hereby, or if tendered shares of Existing Preferred Stock are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of shares of Existing Preferred Stock pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7. Waiver of Conditions. The Company reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Offer to Exchange.

8. Lost, Destroyed or Stolen Certificates. If any certificate(s) representing shares of Existing Preferred Stock has been lost, destroyed or stolen, the Holder should promptly notify the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of shares of Existing Preferred Stock, by execution of this Letter, shall waive any right to receive notice of the acceptance of their shares of Existing Preferred Stock for exchange.

Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of shares of Existing Preferred Stock nor shall any of them incur any liability for failure to give any such notice.

10. Partial Tenders. If less than all the shares of Existing Preferred Stock evidenced by any certificates submitted (including via DTC) are to be tendered, fill in the number of shares of Existing Preferred Stock that are to be tendered in the box entitled “Tendering Holders Complete this Box.” In such case, new certificate(s) for the remainder of the shares of Existing Preferred Stock that was evidenced by your old certificate(s) will only be sent to the Holder of the shares of Existing Preferred Stock (unless the box entitled “Special Delivery Instructions” is checked) promptly after the expiration of the Exchange Offers. All shares of Existing Preferred Stock represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

11. Withdrawal Rights. Tenders of shares of Existing Preferred Stock may be withdrawn (i) at any time prior to the Expiration Date or (ii) if not previously returned by the Company, after 40 business days from the commencement of the Exchange Offers if the Company has not accepted the tendered shares of Existing Preferred Stock for exchange by that date. You may also validly withdraw shares of Existing Preferred Stock that you tender if the related Exchange Offer is terminated without any shares of Existing Preferred Stock being accepted or as required by applicable law. If such termination occurs, the shares of Existing Preferred Stock will be returned to the tendering Holder promptly.

For a withdrawal of a tender of shares of Existing Preferred Stock to be effective, a written notice of withdrawal, sent by facsimile transmission, receipt confirmed by telephone, or letter, or a computer generated notice of withdrawal transmitted by DTC on behalf of the Holder in accordance with the standard operating procedure of DTC, must be received by the Exchange Agent at the address set forth above prior to the Expiration Date or after 40 business days from the commencement of the Exchange Offers if the Company has not accepted the tendered shares of Existing Preferred Stock for exchange by that date. Any such notice of withdrawal must (i) specify the name of the Holder that tendered the shares of Existing Preferred Stock to be withdrawn (or, if tendered by book-entry transfer, the name of the DTC participant holding such shares on the books of DTC); (ii) identify the shares of Existing Preferred Stock to be withdrawn, including the certificate number or numbers of any shares tendered in certificated form; (iii) specify the number of shares to be withdrawn; (iv) include a statement that the Holder is withdrawing its election to have the shares of Existing Preferred Stock exchanged; (v) be signed by the Holder in the same manner as the original signature on this Letter by which the shares of Existing Preferred Stock were tendered or as otherwise described above, including any required signature guarantees; and (vi) specify the name in which any of the shares of Existing Preferred Stock are to be registered, if different from that of the person that tendered the shares of Existing Preferred Stock (or, in the case of shares tendered by book-entry, the name and account number of the DTC participant to be credited with the withdrawn shares).

A Holder who validly withdraws previously tendered shares of Existing Preferred Stock prior to the Expiration Date and does not validly re-tender shares of Existing Preferred Stock prior to such Expiration Date will not receive the Tender Consideration. A Holder of shares of Existing Preferred Stock who validly withdraws previously tendered shares of Existing Preferred Stock prior to the Expiration Date and validly re-tenders shares of Existing Preferred Stock prior to such Expiration Date will receive the Tender Consideration. If the shares of Existing Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of written or facsimile transmission of the notice of withdrawal (or receipt of a request via DTC) even if physical release is not yet effected. A withdrawal of shares of Existing Preferred Stock can only be accomplished in accordance with the foregoing procedures. The Company will have the right, which it may waive, to reject the defective withdrawal of shares of Existing Preferred Stock as invalid and ineffective. If the Company waives its rights to reject a defective withdrawal of shares of Existing Preferred Stock, subject to the other terms and conditions set forth in this Letter and in the Offer to Exchange, the Holder’s shares of Existing Preferred Stock will be withdrawn and the Holder will not be entitled to the Tender Consideration. If the Holder withdraws shares of Existing Preferred Stock, the Holder will have the right to re-tender them prior to the Expiration Date in accordance with the procedures described above and in the Offer to Exchange for tendering outstanding shares of Existing Preferred Stock.

12. Irregularities. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of shares of Existing Preferred Stock, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offers set forth in the Offer to Exchange under “The Exchange Offers — Conditions to the Exchange Offers,” or any conditions or irregularities in any tender of shares of Existing Preferred Stock of any particular Holder whether or not similar conditions or irregularities are waived in the case of other Holders. The Company’s interpretation of the terms and conditions of the Exchange Offers (including this Letter and the instructions hereto) will be final and binding. No tender of shares of Existing Preferred Stock will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Neither the Company, any affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

13. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering may be directed to the Information Agent or the Exchange Agent at the addresses and telephone numbers indicated above. Requests for additional copies of the Offer to Exchange, this Letter and other related documents may be directed to the Information Agent or the Exchange Agent.

Form W-9 (Rev. August 2013) Department of the Treasury Internal Revenue Service	Request for Taxpayer Identification Number and Certification	Give Form to the requester. Do not send to the IRS.

Print or type See Specific Instructions on page 2.	Name (as shown on your income tax return)
Business name/disregarded entity name, if different from above
	Check appropriate box for federal tax classification:										Exemptions (see instructions):
	☐	Individual/sole Proprietor	☐	C Corporation	☐	S Corporation	☐	Partnership	☐	Trust/estate	Exempt payee code (if any)
	☐ Limited liability company. Enter the tax classification (C = C corporation, S = S corporation, P = partnership) ▶ ☐ Other (see instructions) ▶										Exemption from FATCA reporting code (if any)
	Address (number, street, and apt. or suite no.)						Requester’s name and address (optional)
City, state, and ZIP code
List account number(s) here (optional)

Part I	Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the “Name” line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
	–	–

Employer identification number
–

Part II	Certification

Under penalties of perjury, I certify that:

1.	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

2.	I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

3.	I am a U.S. citizen or other U.S. person (defined below), and

4.	The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 3.

Sign Here	Signature of U.S. person ▶	Date ▶

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. The IRS has created a page on IRS.gov for information about Form W-9, at www.irs.gov/w9. Information about any future developments affecting Form W-9 (such as legislation enacted after we release it) will be posted on that page.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, payments made to you in settlement of payment card and third party network transactions, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners’ share of effectively connected income, and

4. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting, is correct.

Note. If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester’s form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

● An individual who is a U.S. citizen or U.S. resident alien,

● A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,

● An estate (other than a foreign estate), or

● A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax under section 1446 on any foreign partners’ share of effectively connected taxable income from such business. Further, in certain cases where a Form W-9 has not been received, the rules under section 1446 require a partnership to presume that a partner is a foreign person, and pay the section 1446 withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid section 1446 withholding on your share of partnership income.

In the cases below, the following person must give Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States:

● In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the entity,

14

● In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the trust, and

● In the case of a U.S. trust (other than a grantor trust), the U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person, do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,

2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),

3. The IRS tells the requester that you furnished an incorrect TIN,

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See Exempt payee code on page 3 and the separate Instructions for the Requester of Form W-9 for more information.

Also see Special rules for partnerships on page 1.

What is FATCA reporting? The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all United States account holders that are specified United States persons. Certain payees are exempt from FATCA reporting. See Exemption from FATCA reporting code on page 3 and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you no longer are tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation. Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity. For U.S. federal tax purposes, an entity that is disregarded as an entity separate from its owner is treated as a “disregarded entity.” See Regulation section 301.7701-2(c)(2)(iii). Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Note. Check the appropriate box for the U.S. federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC). If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the U.S. federal tax classification in the space provided. If you are an LLC that is treated as a partnership for U.S. federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation, as appropriate. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for U.S. federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities. Enter your business name as shown on required U.S. federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the Exemptions box, any code(s) that may apply to you. See Exempt payee code and Exemption from FATCA reporting code on page 3.

Exempt payee code. Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends. Corporations are not exempt from backup withholding for payments made in settlement of payment card or third party network transactions.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following codes identify payees that are exempt from backup withholding:

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2)

2—The United States or any of its agencies or instrumentalities

3—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities

5—A corporation

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States

7—A futures commission merchant registered with the Commodity Futures Trading Commission

8—A real estate investment trust

9—An entity registered at all times during the tax year under the Investment Company Act of 1940

10—A common trust fund operated by a bank under section 584(a)

11—A financial institution

12—A middleman known in the investment community as a nominee or custodian

13—A trust exempt from tax under section 664 or described in section 4947

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for
Interest and dividend payments	All exempt payees except for 7
Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
Barter exchange transactions and patronage dividends	Exempt payees 1 through 4
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5[2]
Payments made in settlement of payment card or third party network transactions	Exempt payees 1 through 4

[1]	See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2]	However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees, gross proceeds paid to an attorney, and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37)

B—The United States or any of its agencies or instrumentalities

C—A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Reg. section 1.1472-1(c)(1)(i)

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Reg. section 1.1472-1(c)(1)(i)

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state

G—A real estate investment trust

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940

I—A common trust fund as defined in section 584(a)

J—A bank as defined in section 581

K—A broker

L—A trust exempt from tax under section 664 or described in section 4947(a)(1)

M—A tax exempt trust under a section 403(b) plan or section 457(g) plan

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see Limited Liability Company (LLC) on page 2), enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is classified as a corporation or partnership, enter the entity’s EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.ssa.gov. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting IRS.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and write “Applied For” in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering “Applied For” means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, or 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). In the case of a disregarded entity, the person identified on the “Name” line must sign. Exempt payees, see Exempt payee code earlier.

Signature requirements. Complete the certification as indicated in items 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments made in settlement of payment card and third party network transactions, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5.	Sole proprietorship or disregarded entity owned by an individual	The owner [3]
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor *
For this type of account:		Give name and EIN of:
7.	Disregarded entity not owned by an individual	The owner
8.	A valid trust, estate, or pension trust	Legal entity [4]
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B)) The owner	The trust

[1]	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

[2]	Circle the minor’s name and furnish the minor’s SSN.

[3]	You must show your individual name and you may also enter your business or “DBA” name on the “Business name/disregarded entity” name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.
[4]	List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see Special rules for partnerships on page 1.

*	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

● Protect your SSN,

● Ensure your employer is protecting your SSN, and

● Be careful when choosing a tax preparer.

If your tax records are affected by identity theft and you receive a notice from the IRS, respond right away to the name and phone number printed on the IRS notice or letter.

If your tax records are not currently affected by identity theft but you think you are at risk due to a lost or stolen purse or wallet, questionable credit card activity or credit report, contact the IRS Identity Theft Hotline at 1-800-908-4490 or submit Form 14039.

For more information, see Publication 4535, Identity Theft Prevention and Victim Assistance.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to phishing@irs.gov. You may also report misuse of the IRS name, logo, or other IRS property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: spam@uce.gov or contact them at www.ftc.gov/idtheft or 1-877-IDTHEFT (1-877-438-4338).

Visit IRS.gov to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons (including federal agencies) who are required to file information returns with the IRS to report interest, dividends, or certain other income paid to you; mortgage interest you paid; the acquisition or abandonment of secured property; the cancellation of debt; or contributions you made to an IRA, Archer MSA, or HSA. The person collecting this form uses the information on the form to file information returns with the IRS, reporting the above information. Routine uses of this information include giving it to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia, and U.S. commonwealths and possessions for use in administering their laws. The information also may be disclosed to other countries under a treaty, to federal and state agencies to enforce civil and criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Under section 3406, payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to the payer. Certain penalties may also apply for providing false or fraudulent information.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR” IN PART I OF IRS FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (a) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE:	DATE:

FAILURE TO COMPLETE AND RETURN IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU. PLEASE REVIEW “IRS FORM W-9 — REQUEST FOR TAXPAYER IDENTIFICATION NUMBER AND CERTIFICATION” FOR ADDITIONAL DETAILS.

FIRPTA Certificate for Non-U.S. Holders and Foreign Partnerships

1.    On each date on which the Holder named below acquired a share of Series B Preferred Stock or Series E Preferred Stock, the aggregate fair market value of all such series beneficially or constructively owned by such Holder did not exceed the product of (i) 5% and (ii) the average price of Goodrich common stock on such date and (iii) the number of shares of Goodrich common stock outstanding on such date;

2.    To the best of my knowledge, this statement is true, correct and complete; and

3.    I have the authority to sign this document on behalf of the Holder named below.

Note to Holders:

For information regarding the average price of Goodrich common stock and the number of shares of common stock outstanding on a particular day, Holders should contact the Goodrich Investor Relations Department at 832-255-1300.

The Holder named below understands that this certification may be disclosed to the Internal Revenue Service and that any false statement contained herein could be punished by fine, imprisonment or both.

NAME OF HOLDER:

ADDRESS:

TAXPAYER IDENTIFICATION NUMBER (IF ANY):

SIGNATURE:

DATE:

THE EXCHANGE AGENT FOR THE EXCHANGE OFFERS IS:

American Stock Transfer & Trust Company, LLC

By Mail	By Facsimile Transmission:
(Registered or Certified Mail Recommended):
American Stock Transfer & Trust Company, LLC	(718) 234-5001
Attn: Reorganization Department	To Confirm Via Phone:
6201 15th Avenue	(for Eligible Institutions only):
Brooklyn, New York 11219	(877) 248-6417

THE INFORMATION AGENT FOR THE EXCHANGE OFFERS IS:

480 Washington Blvd., 26th Floor

Jersey City, NJ 07310

(888) 607-6511 (TOLL FREE)

Additional copies of the Offer to Exchange, the letter of transmittal or other tender offer materials may be obtained from the information agent or the exchange agent and will be furnished at our expense. Questions and requests for assistance regarding the tender of your securities should be directed to the information agent or the exchange agent.